UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2023

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment Letter Agreement

As previously announced, effective May 31, 2023, Loop Media, Inc. (the “Company”) entered into a Secured Non-Revolving Line of Credit Loan Agreement with Excel Family Partners, LLLP (“Excel”), an entity managed by Bruce Cassidy, chairman of the Company’s board of directors (the “Excel Secured Line of Credit Agreement”), for principal amount of up to $2,200,000 (the “Excel Secured Line of Credit”), evidenced by a Secured Non-Revolving Line of Credit Promissory Note, also effective as of May 31, 2023 (the “Excel Note”). The Excel Secured Line of Credit matured ninety (90) days from the date of the Excel Secured Line of Credit Agreement, or August 29, 2023, and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to ten and one-half percent (10.5%) per year.

Effective as of August 29, 2023, the Company entered into a letter agreement (the “Amendment Letter Agreement”) with Excel to amend the Excel Secured Line of Credit Agreement and the Excel Note to extend the maturity date of the Excel Secured Line of Credit from ninety (90) days to one hundred twenty (120) days from the date of the Excel Secured Line of Credit Agreement, or September 28, 2023.

The description of the Amendment Letter Agreement is a summary and is qualified in its entirety by reference to the full text of the Amendment Letter Agreement, which is incorporated by reference herein. A copy of the Amendment Letter Agreement is included herein as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 with respect to the Amendment Letter Agreement is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment Letter Agreement, effective as of August 29, 2023, by and between the Company and Excel Family Partners, LLLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP MEDIA, INC.

Dated: September 5, 2023	By:	/s/ Jon Niermann
	Name:	Jon Niermann
	Title:	Chief Executive Officer